EXHIBIT 10.19


                                     WARRANT


                              TO PURCHASE SHARES OF
                                 COMMON STOCK OF
                       UNITED SHIPPING & TECHNOLOGY, INC.

                                                                    JUNE 7, 1999

         This Certifies that, in consideration of having paid the sum of $50,000 to United Shipping & Technology, Inc., a Utah corporation (the "Company") on the date hereof, and for other good and valuable consideration, _________________, (the "Warrantholder"), is entitled to subscribe for and purchase from the Company, at any time after June 7, 1999, and prior to June 7, 2004 (the "Expiration Date") up to 50,000 shares of the Company's Common Stock at a purchase price of $1.75 per share (the "Purchase Price"), subject to adjustment as hereinafter set forth.

         1 Definitions. For the purposes of this Warrant the following terms shall have the following meanings:

                  "Commission" shall mean the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

                  "Company" shall mean United Shipping & Technology, Inc., a Utah corporation, and any corporation which shall succeed to, or assume, the obligations of said corporation hereunder.

                  "Common Stock" shall mean the shares of Common Stock of the Company, $0.004 par value.

                  "Other Securities" shall mean any stock (other than Common Stock) or other securities of the Company which the Warrantholder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as in effect at the time.

                  "Subscription Form" shall mean the subscription forms attached hereto.

                  "Transfer" shall mean any sale, assignment, pledge, or other disposition of any Warrant and/or Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of Section 2(3) of the Securities Act.



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

                  "Warrant Shares" shall mean the shares of Common Stock purchased or purchasable by the Warrantholder upon the exercise of the Warrant pursuant to Section 2 hereof.

                  "Warrantholder" shall mean the holder or holders of the Warrant or any related Warrant Shares.

                  "Warrant" shall mean this Warrant, and all Warrants issued in exchange, transfer or replacement thereof.

         All terms used in this Warrant which are not defined in Section 1 hereof have the meanings respectively set forth elsewhere in this Warrant.

         2 Exercise of Warrant, Issuance of Certificate, and Payment for Warrant Shares. The rights represented by this Warrant may be exercised at any time after June 7, 1999, and prior to the Expiration Date, by the Warrantholder, in whole or in part (but not as to any fractional share of Common Stock), by: (a) delivery to the Company of a completed Subscription Form, (b) surrender to the Company of this Warrant properly endorsed and signature guaranteed, and (c) delivery to the Company of a certified or cashier's check made payable to the Company in an amount equal to the aggregate Purchase Price of the shares of Common Stock being purchased, at its principal office or agency in Minnesota (or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof). The Company agrees and acknowledges that the shares of Common Stock so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant, properly endorsed, and the Subscription Form shall have been surrendered and payment made for such shares as aforesaid. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within fifteen (15) days thereafter, execute or cause to be executed and deliver to the Warrantholder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Form. Each stock certificate so delivered shall be in such denomination as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock covered by this Warrant. The Company shall pay all expenses, taxes, and other charges payable in connection with the preparation, execution, and delivery of stock certificates pursuant to this Section 2, except that, in case any such stock certificate or certificates shall be registered in a name or names other than the name of the Warrantholder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Warrantholder to the Company at the time of delivering this Warrant to the Company as mentioned above.

         3 Ownership of this Warrant. The Company may deem and treat the registered Warrantholder as the holder and owner hereof (notwithstanding any notations of ownership or writing made hereon by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for transfer as provided herein and then only if such transfer meets the requirements of Section 5.



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

         4 Exchange, Transfer, and Replacement. Subject to Section 5 hereof, this Warrant is exchangeable upon the surrender hereof by the Warrantholder to the Company at its office or agency described in Section 2 hereof for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Warrantholder at the time of such surrender. Subject to Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the Warrantholder in person or by duly authorized attorney, and a new Warrant of the same tenor and date as this Warrant, but registered in the name of the transferee, shall be executed and delivered by the Company upon surrender of this Warrant, duly endorsed, at such office or agency of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer, or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 4.

         5 Restrictions on Transfer. Notwithstanding any provisions contained in this Warrant to the contrary, neither this Warrant nor the Warrant Shares shall be transferable except upon the conditions specified in this Section 5, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of this Warrant or such Warrant Shares. The holder of this Warrant agrees that such holder will not transfer this Warrant or the related Warrant Shares (a) prior to delivery to the Company of an opinion of counsel selected by the Warrantholder and reasonably satisfactory to the Company, stating that such transfer is exempt from registration under the Securities Act, or (b) until registration of such Warrant and/or Warrant Shares under the Securities Act has become effective and continues to be effective at the time of such transfer. An appropriate legend may be endorsed on the Warrant and the certificates of the Warrant Shares evidencing these restrictions. The holder of this Warrant further agrees that such holder will not, for a period of 180 days from the date that a registration statement covering securities offered by the Company is declared effective by the Commission, offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to the Warrant or the Warrant Shares owned by the holder, otherwise than with the prior written consent of the Company.

         6 Antidilution Provisions. The rights granted hereunder are subject to the following:

                  (a) Stock Splits. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon



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

         the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this paragraph
         (a), no adjustment in the Purchase Price and no change in the number of Warrant Shares so purchasable shall be made pursuant to this Section 6 as a result of or by reason of any such subdivision or combination.

                  (b) Reorganization, Reclassification, Consolidation, Merger, or Sale. If any capital reorganization or reclassification or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive Common Stock, Other Securities or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the Warrant such shares of Common Stock, Other Securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder so that the provisions of the Warrant (including, without limitation, provisions for adjustment of the Purchase Price and the number of shares purchasable upon the exercise of the Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of Common Stock, Other Securities or assets thereafter deliverable upon the exercise of the Warrant.

         7 Special Agreements of the Company.

                  (a) Will Reserve Shares. The Company will reserve and set apart and have at all times the number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrant, and it will have at all times any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all of its obligations hereunder.

                  (b) Will Avoid Certain Actions. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance hereunder by the Company, but will at all times in good faith assist in carrying out of all the provisions of the Warrant and in taking all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

         8 Provisions for Registration. Despite anything in this Warrant to the contrary, the Warrantholder shall have the following rights regarding registration of Warrant Shares which may be hereafter acquired upon exercise of this Warrant.


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

                  (a) Required Registration. If at any time the Company receives the written request from the Holder of this Warrant, the Company shall prepare and file a registration statement under the Securities Act covering the Warrant Shares which are the subject of such requests and shall use its best efforts to cause such registration statement to become effective; provided, however, that all Warrant Shares covered by such registration statement shall be converted into Common Stock prior to inclusion in such registration statement. In addition, upon the receipt of the aforementioned request, the Company shall promptly give written notice to all other record holders of Warrant Shares that such registration is to be effected. The Company shall include in such registration statement such Warrant Shares for which it has received written requests to register by such other record holders within fifteen (15) days after the Company's written notice to such other record holders. The Company shall be obligated to prepare, file and cause to become effective only two (2) registration statements pursuant to this Section 8(a). In the event that the holders of a majority of the Warrant Shares for which registration has been requested pursuant to this Section determine for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the Commission, and such holders thereafter request the Company to withdraw such registration statement, the holders of such Warrant Shares agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to such registration statement, then, and in such event, the holders of such Warrant Shares shall not be deemed to have exercised their right to require the Company to register Warrant Shares pursuant to this Section 8(a).

                  (b) Incidental Registration. Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its Common Stock by it or any of its security holders, the Company will give written notice of its determination to all record holders of Warrant Shares. Upon the written request of a record holder of any Warrant Shares given within fifteen (15) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Warrant Shares, the record holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Warrant Shares to be so registered; provided, however, that (a) all such Warrant Shares to be so registered shall be converted into Common Stock prior to sale pursuant to such registration statement; (b) nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it; and (c) if the Company determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those selling security holders who wish to proceed with a public offering of their securities and who bear all expenses in excess of $25,000 incurred by the Company as the result of such registration after the Company has decided not to proceed. If any registration pursuant to this Section shall be underwritten in whole or in part, the Company may require that the Warrant Shares requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of



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

         the Warrant Shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of Warrant Shares otherwise to be included in the underwritten public offering may be reduced pro rata among the holders thereof requesting such registration to a number that the managing underwriter believes will not adversely affect the sale of shares by the Company. Those securities which are thus excluded from the underwritten public offering, and any other Common Stock owned by such holders, shall be withheld from the market by the holders thereof for a period, not to exceed one hundred eighty (180) days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

                  (c) Registration Procedures. If and whenever the Company is required by the provisions of Sections 8(a) or 8(b) to effect the registration of any Warrant Shares under the Securities Act, the Company will:

                           1 prepare and file with the Commission a registration
                  statement with respect to such Warrant Shares, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such Warrant Shares, not to exceed three (3) months;

                           2 prepare and file with the Commission such
                  amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Warrant Shares, not to exceed three (3) months;

                           3 furnish to the security holders participating in
                  such registration and to the underwriters of the Warrant Shares being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such Warrant Shares;

                           4 use its best efforts to register or qualify the
                  Warrant Shares covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request within ten (10) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                           5 notify the security holders participating in such
                  registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;



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

                           6 notify such holders promptly of any request by the
                  Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                           7 prepare and file with the Commission, promptly upon
                  the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Warrant Shares by such holder;

                           8 prepare and promptly file with the Commission and
                  promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                           9 advise such holders, promptly after it shall
                  receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

                           10 not file any amendment or supplement to such
                  registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law.

                  (d) Expenses. With respect to any registration, requested pursuant to Section 8(a) (except as otherwise provided in such section with respect to registrations voluntarily terminated at the request of the requesting security holders) and with respect to each inclusion of securities in a registration statement pursuant to Section 8(b) (except as otherwise provided in Section 8(b) with respect to registrations terminated by the Company), the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, the


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

         premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes for selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

                  (e) Copies of Prospectus; Amendments of Prospectus. The Company will furnish the Warrantholder with a reasonable number of copies of any prospectus or offering circular and one copy of the registration statement included in such filings and will amend or supplement the same as required during the nine (9) month period following the effective date of the registration statement, provided, that the expenses of any amendment or supplement made or filed more than three (3) months after the effective date of the registration statement, at the request of the Warrantholder, shall be borne by the Warrantholder.

                  (f) Conditions of the Company's Obligations. It shall be a condition of the Company's obligation to register the Warrant Shares hereunder that the Warrantholder agrees to cooperate with the Company in the preparation and filing of any such registration statement, or in its efforts to establish that the proposed sale is exempt under the Securities Act, as to any proposed distribution. It shall also be a condition of the Company's obligations under this Agreement that, in the case of the filing of any registration statement, and to the extent permissible under the Securities Act, and controlling precedent thereunder, the Company and the Warrantholder provide cross-indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.

         9 Notices. Any notice or other document required or permitted to be given or delivered to the Warrantholder shall be delivered or sent by certified mail to the Warrantholder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or sent by certified or registered mail to the principal office of the Company.

         10 No Rights as Shareholders; Limitation of Liability. This Warrant shall not entitle any holder hereof to any of the rights of a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Company whether such liability is asserted by the Company or by creditors of the Company.

         11 Mandatory Redemption. In the event at any time after the date hereof the average of the daily last sale prices per share of Common Stock for 20 consecutive trading days, as adjusted for any stock dividend, split, combination or reclassification that took effect during such period (the "Current Market Price") is at least $5.00 per share, the Board of Directors of the



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Company shall thereafter have the right (after 6 months from the date of this
Warrant) upon thirty (30) days' notice to the Warrantholder to purchase this Warrant for a purchase price equal to (i) the number of Warrant Shares, as adjusted herein, as to which this Warrant has not been exercised at the expiration of said 30-day period (the "Unexercised Warrant Shares"), multiplied by (ii) $0.01 per Unexercised Warrant Share. Nothing herein shall be construed to prevent the Warrantholder from exercising this Warrant as to the Unexercised Warrant Shares prior to expiration of said 30-day period. Upon expiration of such 30-day period, all unexercised purchase rights under this Warrant shall be void. The above-referenced purchase price shall be payable in full by the Company on or before 15 days after the expiration of the above referenced 30-day notice. If the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, Current Market Price per share of Common Stock shall be deemed to be the fair value as determined by the Board of Directors, irrespective of any accounting treatment.

         12 Governing Law. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota, without regard to conflicts of laws principles.

         13 Miscellaneous. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, and to be dated as of the 7th day of June, 1999.


                                      UNITED SHIPPING & TECHNOLOGY, INC.



                                        By:
                                           -------------------------------------
                                            Peter C. Lytle
                                            Chief Executive Officer





"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY OTHER STATE AND MAY NOT BE TRANSFERRED WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT OR THE SECURITIES LAWS OF ANY APPLICABLE STATE; OR (ii) SUCH REGISTRATION."



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


                             FULL SUBSCRIPTION FORM


To Be Executed By the Registered Warrantholder if It/
She/He Desires to Exercise in Full the Within Warrant


         The undersigned hereby exercises the right to purchase the

_____________ shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of

$____________________________ representing the Purchase Price of $__________ per share in effect at that date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.


Dated:
      ----------------------------------


                                          Signature:
                                                     ---------------------------

                                          Address:



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


                            PARTIAL SUBSCRIPTION FORM


To be Executed by the Registered Warrantholder if It/She/He
Desires to Exercise in Part Only the Within Warrant


         The undersigned hereby exercises the right to purchase __________ shares of the total shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $____________ representing the Purchase Price of $_________ per share in effect at this date.

         Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for (if any) shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

         The shares hereby subscribed for constitute ______________ shares of Common Stock (to the nearest whole share) resulting from adjustment of ______________ shares of the total of __________________ shares of Common Stock covered by the within Warrant, as said shares were constituted at the date of the Warrant.


Dated:
      ----------------------------------


                                      Signature:
                                                --------------------------------

                                      Address:




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